UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 13, 2019

CHEWY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38936	90-1020167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 Griffin Road, Suite B-428

Dania Beach, Florida 33004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (786) 320-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	CHWY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering by Chewy, Inc. (the “Company”) of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”), described in the Registration Statement on Form S-1 (File No. 333-231095), as amended (the “Registration Statement”), the following agreements were entered into:

1.	Investor Rights Agreement dated June 13, 2019, by and among Chewy, Inc. and certain holders identified therein (the “Investor Rights Agreement”);

2.	Master Transaction Agreement dated June 13, 2019, by and among Chewy, Inc. and PetSmart, Inc. (“Master Transaction Agreement”); and

3.	Tax Matters Agreement dated June 13, 2019 by and among Chewy, Inc., Argos Intermediate Holdco I Inc. and the PetSmart, Inc. (the “Tax Matters Agreement”).

The Investor Rights Agreement, the Master Transaction Agreement and the Tax Matters Agreement are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms described in the Registration Statement.

In addition, as described in Item 2.03 below, on June 18, 2019, the Company entered into a new five-year senior secured asset-backed credit facility with Wells Fargo Bank, National Association, as administrative agent, JP Morgan Chase Bank, N.A. as syndication agent, and certain other lenders from time to time party thereto. The disclosure provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 18, 2019, the Company entered into a new five-year senior secured asset-backed credit facility (“ABL Credit Facility”) with Wells Fargo Bank, National Association, as administrative agent, JP Morgan Chase Bank, N.A. as syndication agent, and certain other lenders from time to time party thereto. The ABL Credit Facility provides for non-amortizing revolving loans in an aggregate principal amount of up to $300 million, subject to a borrowing base comprised of, among other things, inventory and sales receivables (subject to certain reserves). The ABL Credit Facility provides us the right to request incremental commitments and add incremental asset-based revolving loan facilities in an aggregate principal amount of up to $100 million, subject to customary conditions.

Borrowings under the ABL Credit Facility bear interest at a rate per annum equal to an applicable margin, plus, at our option, either a base rate or a LIBOR rate. The applicable margin is generally determined based on our average excess liquidity during the immediately preceding fiscal quarter as a percentage of the maximum borrowing amount under the facility, and is between 0.25% and 0.75% for base rate loans and between 1.25% and 1.75% for LIBOR loans. The Company will also be required to pay a commitment fee of between 0.25% and 0.375% in respect of the undrawn portion of the commitments, which is generally based on average daily usage of the facility.

All obligations under the ABL Credit Facility are guaranteed on a senior secured first-lien basis by our wholly-owned domestic subsidiaries, subject to certain exceptions, and secured, subject to permitted liens and other exceptions, by a perfected first-priority security interest in substantially all of our assets.

The ABL Credit Facility contains a number of covenants that, among other things, restrict our ability to:

•	incur or guarantee additional debt and issue certain equity securities;

•	make certain investments and acquisitions;

•	make certain restricted payments and payments of certain indebtedness;

•	incur certain liens or permit them to exist;

•	enter into certain types of transactions with affiliates;

•	merge or consolidate with another company; and

•	transfer, sell or otherwise dispose of assets.

Each of these restrictions is subject to various exceptions. In addition, the ABL Credit Facility requires us to maintain a minimum fixed charge coverage ratio of 1.0:1.0 if specified excess availability under the facility is less than the greater of 10% of the maximum borrowing amount and $30 million for a certain period of time.

The ABL Credit Facility also contains certain customary affirmative covenants and events of default for facilities of this type, including an event of default upon a change in control.

The foregoing description of the terms of the ABL Credit Facility does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the ABL Credit Facility, a copy of which is filed as Exhibit 10.4 and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 13. 2019, the Company filed an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and the Company’s Amended and Restated Bylaws (the “Bylaws”) became effective on such date. The Certificate of Incorporation and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The terms of the Certificate of Incorporation and Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.2 and 3.4, respectively, to the Registration Statement.

Item 8.01 Other Events.

On June 13, 2019, the Company announced the pricing of the initial public offering of 46,500,000 shares of its Class A common stock at a price to the public of $22.00 per share. The offering consists of 5,600,000 shares of Class A common stock being sold by the Company and 40,900,000 shares of Class A common stock being sold by a wholly-owned subsidiary of PetSmart, Inc. (the “Selling Stockholder”). In addition, the Selling Stockholder granted the underwriters a 30-day option to purchase up to 6,975,000 additional shares of Class A common stock at the public offering price, less underwriting discounts and commissions. A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

On June 18, 2019, the Company completed its initial public offering of Class A Common Stock. The Company and the Selling Stockholder sold 53,475,000 shares of Class A Common Stock, including 6,975,000 shares of Class A Common Stock after the underwriters fully exercised their option to purchase additional Class A common stock from the Selling Stockholder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Chewy Inc., dated June 13, 2019

3.2	Amended and Restated Bylaws of Chewy, Inc., dated as of June 13, 2019

10.1	Investor Rights Agreement dated June 13, 2019, by and among Chewy, Inc. and certain holders identified therein

10.2	Master Transaction Agreement dated June 13, 2019, by and among Chewy, Inc. and PetSmart, Inc.

10.3	Tax Matters Agreement dated June 13, 2019 by and among Chewy, Inc., Argos Intermediate Holdco I Inc. and PetSmart, Inc.

10.4	ABL Credit Agreement dated as of June 18, 2019, among Chewy Inc., Wells Fargo Bank, National Association, as administrative agent, and the Lenders (as defined therein) party thereto

99.1	Press Release of Chewy, Inc. dated June 13, 2019

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Chewy Inc., dated June 13, 2019

3.2	Amended and Restated Bylaws of Chewy, Inc., dated as of June 13, 2019

10.1	Investor Rights Agreement dated June 13, 2019, by and among Chewy, Inc. and certain holders identified therein

10.2	Master Transaction Agreement dated June 13, 2019, by and among Chewy, Inc. and PetSmart, Inc.

10.3	Tax Matters Agreement dated June 13, 2019 by and among Chewy, Inc., Argos Intermediate Holdco I Inc. and PetSmart, Inc.

10.4	ABL Credit Agreement dated as of June 18, 2019, among Chewy Inc., Wells Fargo Bank, National Association, as administrative agent, and the Lenders (as defined therein) party thereto

99.1	Press Release of Chewy, Inc. dated June 13, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEWY, INC.

By:	/s/ Susan Helfrick
Name:	Susan Helfrick
Title:	General Counsel

Date:    June 18, 2019

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